EXHIBIT 23.01

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

            As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-98832, 333-10833, 333-31837, 333-46273 and 333-48901.

                                                     Arthur Andersen LLP
Melville, New York
November 18, 1999